UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 20, 2019
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ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-26489 (Commission File Number)	48-1090909 (IRS Employer Identification No.)
350 Camino De La Reina, Suite 100, San Diego, California (Address of Principal Executive Offices)		92108 (Zip Code)
(877) 445-4581 (Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on June 20, 2019. The final voting results on the proposals presented at the Annual Meeting are set forth below.
The first proposal was for the election of the following nine directors: Michael P. Monaco, Ashwini (Ash) Gupta, Wendy G. Hannam, Laura Newman Olle, Francis E. Quinlan, Norman R. Sorensen, Richard J. Srednicki, Richard P. Stovsky and Ashish Masih. All nine directors were elected, with the following votes tabulated:

	For	Withheld	Broker Non-Votes
Michael P. Monaco	27,739,062	136,183	1,181,289
Ashwini (Ash) Gupta	27,737,606	137,639	1,181,289
Wendy G. Hannam	27,736,637	138,608	1,181,289
Laura Newman Olle	27,737,467	137,778	1,181,289
Francis E. Quinlan	27,719,674	155,571	1,181,289
Norman R. Sorensen	27,734,309	140,936	1,181,289
Richard J. Srednicki	27,734,048	141,197	1,181,289
Richard P. Stovsky	27,764,206	111,039	1,181,289
Ashish Masih	27,762,024	113,221	1,181,289
The second proposal was a non-binding vote to approve the compensation of the Company’s named executive officers. In a non-binding vote, the compensation of the Company’s named executive officers was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
27,164,543	614,288	96,414	1,181,289
The third proposal was the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified, with the following votes tabulated:

For	Against	Abstain
28,792,734	214,371	49,429
The fourth proposal was the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 75,000,000. The amendment to the Company’s Amended and Restated Certificate of Incorporation was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
27,568,751	255,927	50,567	1,181,289

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: June 24, 2019	/s/ Gregory Call
Gregory Call
Executive Vice President, General Counsel, Chief Administrative Officer and Secretary